Consolidated Statements of Operations and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Operating expenses:
General and administrative	$ 3,249	$ 1,973
Research and development	2,505	2,349
Operating loss	(5,754)	(4,322)
Other income (expense):
Interest expense	(17)	(2,194)
Gain on debt forgiveness	103
Other income (expense)	605	(99)
Total other income (expense)	691	(2,293)
Loss before income tax benefit	(5,063)	(6,615)
Income tax benefit	295	415
Net loss	(4,768)	(6,200)
Foreign currency translation adjustment	(689)	22
Comprehensive loss	$ (5,457)	$ (6,178)
Basic and diluted net loss per share (in dollars per share)	$ (0.62)	$ (1.09)
Weighted average shares outstanding - basic and diluted (in shares)	7,732,882	5,700,314